UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2010

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2, Canada
(Address of Principal Executive Offices)

(905) 455-1990
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On May 10, 2010, SunOpta Inc. (the "Company") and its wholly owned subsidiary, Drive Organics Corp., a corporation existing under the laws of the Province of British Columbia ("Drive Organics"), entered into an Asset Purchase Agreement (the "Agreement") with United Natural Foods, Inc., a Delaware corporation (the "UNFI") and its wholly owned subsidiary, UNFI Canada, Inc., a Canadian corporation ("UNFI Canada"), pursuant to which UNFI Canada has agreed to purchase substantially all of the assets of the Canadian food distribution business that comprise part of SunOpta's Distribution Group, together with substantially all of the assets of Drive Organics, but excluding SunOpta's Natural Health Products Business (as defined in the Agreement) (collectively, the "Business"), for a purchase price of approximately CDN $68 million in cash, subject to certain post-closing adjustments described in the Agreement, and UNFI Canada's agreement to assume certain liabilities associated with the Business (the "Transaction"). The closing of the Transaction under the Agreement is subject to customary closing conditions, including those described below, and is expected to occur in early June 2010.

The closing of the Transaction is conditioned upon, among other things, customary closing conditions, including: (1) the accuracy of the representations and warranties of each party as of the closing, (2) the performance in all material respects by the parties of their respective covenants, agreements and obligations under the Agreement and (3) in the case of the UNFI and UNFI Canada: (i) the absence of any change or event which has had, since May 10, 2010, a Material Adverse Effect (as defined in the Agreement) with respect to the Business or the purchased assets; (ii) satisfactory completion of UNFI and UNFI Canada's due diligence investigation related to the Business; and (iii) receipt of all consents necessary to consummate the Transaction.

The Agreement also contains customary representations, warranties and covenants, including: (1) that prior to the closing, subject to certain exceptions, the Company and Drive Organics will conduct the Business only in the ordinary course of business and consistent with past practice and (2) that each of the parties will use its best efforts to ensure that the closing conditions are satisfied prior to closing. The Company has also agreed that it will not initiate or solicit any proposals or offers to purchase the Business or engage in negotiations with respect thereto. At the closing, the parties will enter into certain covenants not to compete with each other with respect to the Business and the Natural Health Products Business, as further described in the Agreement. Under the Agreement, UNFI Canada will offer employment to all active employees of the Business as of the closing date.

The foregoing represents a summary of the Agreement, does not purport to include all of the terms of the Agreement, and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The representations and warranties contained in the Asset Purchase Agreement are made for, among other things, the purposes of allocation of risk and as conditions to closing, may be subject to exceptions in the disclosure schedules provided in accordance with the Asset Purchase Agreement, are not necessarily accurate or complete as made, and should not be relied upon by any of our shareholders or potential investors.

ITEM 7.01     REGULATION FD DISCLOSURE

On May 11, 2010, the Company issued a press release announcing the Transaction. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

The following are attached as Exhibits to this Report:

2.1	Asset Purchase Agreement, dated May 10, 2010 *
99.1	Press release issued May 11, 2010.

*

Exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

* * * * *

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, with respect to each of the Company and Drive Organics as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Company, including, without limitation, statements relating to the Transaction, including future financial and operating results and dilution to earnings per share that may be realized from the Transaction. Terms and phrases such as "will", "expected", "continue", "positions" and other similar terms and phrases are intended to identify these forward-looking statements. Forward looking statements are based on estimates and assumptions made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as management's best judgment based on current facts and assumptions that management considers reasonable, including that all conditions to completion of the sale transaction will be satisfied or waived and that there are no material unanticipated variations in budgeted costs. The Company makes no representation that reasonable business people in possession of the same information would reach the same conclusions. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements including those detailed under "Risk Factors" in the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q (available at www.sec.gov). Consequently all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

Date: May 12, 2010	By: /s/ John Dietrich

John Dietrich
Vice President, Corporate Development